                                                                     EXHIBIT 3.4
















                                    FORM OF

                              AMENDED AND RESTATED

                                   B Y L A W S

                                       OF

                           XCEL PHARMACEUTICALS, INC.

                            (a Delaware corporation)

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1 Offices .......................................................... 1

     1.1  Principal Office.................................................. 1
     1.2  Additional Offices................................................ 1

ARTICLE 2 Meeting of Stockholders........................................... 1

     2.1    Place of Meeting................................................ 1
     2.2    Annual Meeting.................................................. 1
     2.3    Special Meetings................................................ 2
     2.4    Notice of Meetings.............................................. 2
     2.5    List of Stockholders............................................ 3
     2.6    Organization and Conduct of Business............................ 3
     2.7    Quorum and Adjournments......................................... 3
     2.8    Voting Rights................................................... 3
     2.9    Majority Vote................................................... 4
     2.10   Record Date for Stockholder Notice and Voting................... 4
     2.11   Proxies......................................................... 4
     2.12   Inspectors of Election.......................................... 4
     2.13   Action Without a Meeting........................................ 5


ARTICLE 3 Directors......................................................... 5

     3.1    Number, Election, Tenure and Qualifications..................... 5
     3.2    Enlargement and Vacancies....................................... 6
     3.3    Resignation and Removal......................................... 6
     3.4    Powers.......................................................... 6
     3.5    Chairman of the Board........................................... 7
     3.6    Place of Meetings............................................... 7
     3.7    Annual Meetings................................................. 7
     3.8    Regular Meetings................................................ 7
     3.9    Special Meetings................................................ 7
     3.10   Quorum, Action at Meeting, Adjournments......................... 7
     3.11   Action Without Meeting.......................................... 7
     3.12   Telephone Meetings.............................................. 8
     3.13   Committees...................................................... 8
     3.14   Fees and Compensation of Directors.............................. 8
     3.15   Rights of Inspection............................................ 8


ARTICLE 4 Officers.......................................................... 9

     4.1    Officers Designated............................................. 9
     4.2    Election........................................................ 9
     4.3    Tenure.......................................................... 9
     4.4    The Chief Executive Officer..................................... 9


                               TABLE OF CONTENTS
                                  (continued)

     4.5    The President .............................................  9
     4.6    The Vice President ........................................ 10
     4.7    The Secretary ............................................. 10
     4.8    The Assistant Secretary ................................... 10
     4.9    The Chief Financial Officer ............................... 10
     4.10   The Treasurer and Assistant Treasurers .................... 10
     4.11   Bond ...................................................... 11
     4.12   Delegation of Authority ................................... 11

ARTICLE 5 Notices ..................................................... 11

     5.1    Delivery .................................................. 11
     5.2    Waiver of Notice .......................................... 11

ARTICLE 6 Indemnification ............................................. 12

     6.1    Actions Other Than By or in the Right of the Corporation .. 12
     6.2    Actions By or in the Right of the Corporation ............. 12
     6.3    Success on the Merits ..................................... 12
     6.4    Specific Authorization .................................... 13
     6.5    Advance Payment ........................................... 13
     6.6    Non-Exclusivity ........................................... 13
     6.7    Insurance ................................................. 13
     6.8    Severability .............................................. 13
     6.9    Intent of Article ......................................... 13

ARTICLE 7 Capital Stock ............................................... 14

     7.1    Certificates for Shares ................................... 14
     7.2    Signatures on Certificates ................................ 14
     7.3    Transfer of Stock ......................................... 14
     7.4    Registered Stockholders ................................... 14
     7.5    Lost, Stolen or Destroyed Certificates .................... 14

ARTICLE 8 Certain Transactions ........................................ 15

     8.1    Transactions with Interested Parties ...................... 15
     8.2    Quorum .................................................... 15

ARTICLE 9 General Provisions .......................................... 15

     9.1     Dividends ................................................ 15
     9.2     Dividend Reserve ......................................... 16
     9.3     Checks ................................................... 16
     9.4     Corporate Seal ........................................... 16
     9.5     Fiscal Year .............................................. 16

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
     9.6  Execution of Corporate Contracts and Instruments.................   16
     9.7  Representation of Shares of Other Corporations...................   16

ARTICLE 10 Amendments......................................................   16

                              AMENDED AND RESTATED

                                   B Y L A W S

                                       OF

                           XCEL PHARMACEUTICALS, INC.
                           -------------------------

                            (a Delaware corporation)

                                    ARTICLE 1

                                     Offices
                                     -------

     1.1 Principal Office. The registered office of the corporation shall be
         ----------------
1209 Orange Street City of Wilmington, County of Wilmington, Delaware, and the name of the registered agent in charge thereof is The Corporation Trust Company.

     1.2 Additional Offices. The corporation may also have offices at such other
         ------------------
places, either within or without the State of Delaware, as the Board of Directors (the "Board") may from time to time designate or the business of the corporation may require.

                                   ARTICLE 2

                             Meeting of Stockholders
                             -----------------------

     2.1 Place of Meeting. Meetings of stockholders may be held at such place,
         ----------------
either within or without of the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

     2.2 Annual Meeting. Annual meetings of stockholders shall be held each year
         --------------
at such date and time as shall be designated from time to time by the Board or the Chief Executive Officer and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meeting (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting.

     To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation, addressed to the attention of the Secretary of the corporation, not fewer than sixty (60) days nor more than ninety (90) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that in the
                                               --------  -------
event that fewer than seventy-five (75) days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of
(a) the close of business on the fifteenth (15th) day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (b) two (2) days prior to the date of the scheduled meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation that are owned beneficially by the stockholder, and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.2; provided, however, that nothing in this Section 2.2
              -----------  --------  -------                       -----------
shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

     The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.2, and if he or she should so
                                       -----------
determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     2.3 Special Meetings. Special meetings of the stockholders may be called
         ----------------
for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     2.4 Notice of Meetings. Written notice of stockholders' meetings, stating
         ------------------
the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days prior to the meeting.

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided,
                                                                --------
however, that if the date of any adjourned meeting
-------
is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     2.5 List of Stockholders. The officer in charge of the stock ledger of the
         --------------------
corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

     2.6 Organization and Conduct of Business. The Chairman of the Board or, in
         ------------------------------------
his or her absence, the Chief Executive Officer or President of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

     2.7 Quorum and Adjournments. Except where otherwise provided by law or the
         -----------------------
certificate of incorporation of the corporation or these bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

     2.8 Voting Rights. Unless otherwise provided in the certificate of
         -------------
incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

     2.9 Majority Vote. When a quorum is present at any meeting, the vote of the
         -------------
holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     2.10 Record Date for Stockholder Notice and Voting. For purposes of
          ---------------------------------------------
determining the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to vote, or entitled to receive payment of any dividend or other distribution, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor fewer than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for
                --------  -------
the adjourned meeting. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating to such purpose.

     2.11 Proxies. Every person entitled to vote for directors or on any other
          -------
matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall
                                        --------  -------
be valid after the expiration of three (3) years from the date of the proxy, unless otherwise provided in the proxy.

     2.12 Inspectors of Election. The corporation shall, in advance of any
          ----------------------
meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

     2.13 Action Without a Meeting. No action required or permitted to be taken
          ------------------------
at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.


                                    ARTICLE 3

                                    Directors

     3.1 Number, Election, Tenure and Qualifications. The number of directors
         -------------------------------------------
which shall constitute the whole Board shall initially be seven (7); provided,
                                                                     --------
however, that the number of directors that shall constitute the whole Board
-------
shall be fixed from time to time by resolution adopted by a majority of the entire Board. The classes of directors that shall constitute the whole Board shall be as provided in the certificate of incorporation of the corporation.

         The directors shall be elected at the annual meetings of the stockholders (or, if and as applicable, at any special meeting of the stockholders), except as otherwise provided in this Section 3, and each director
                                                    ---------
elected shall hold office until such director's successor is elected and qualified, unless sooner displaced.

         Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board at the annual meetings of the stockholders (or, if and as applicable, at any special meeting of the stockholders) by or at the direction of the Board, may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3. Such nominations, other than those made by or at the
              ---------
direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not fewer than one hundred twenty (120) days prior to the scheduled date of the applicable meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that, in the case of an annual
                          --------  -------
meeting and in the event that fewer than one hundred (100) days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (x) the close of business on the fifteenth (15th) day following the day on which such notice of the date of the scheduled meeting was mailed or such public disclosure was made, whichever first occurs, and (y) two
(2) days prior to the date of the scheduled meeting. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) a statement as to the person's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

         In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     For purposes of this Article 3, the term "entire Board" shall mean the
                          ---------
number of directors last fixed by directors in accordance with these bylaws; provided, however, that if fewer than all the number of directors so fixed have
--------  -------
been elected (by the stockholders or the Board), the "entire Board" shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.2 Enlargement and Vacancies. The number of members of the Board may be
         -------------------------
increased at any time as provided in Section 3.1 above. Sole power to fill
                                     -----------
vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board as provided in the certificate of incorporation of the corporation, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director's successor is duly elected and qualified or until such director's earlier resignation, removal from office, death or incapacity. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full board until the vacancy is filled.

     3.3 Resignation and Removal. Any director may resign at any time upon
         -----------------------
written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation of the corporation.

     3.4 Powers. The business of the corporation shall be managed by or under
         ------
the direction of the Board which may exercise all such powers of the corporation and do all such
                                      -6-
lawful acts and things which are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

     3.5 Chairman of the Board. If the Board appoints a Chairman of the Board,
         ---------------------
such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board.

     3.6 Place of Meetings. The Board may hold meetings, both regular and
         -----------------
special, either within or without the State of Delaware.

     3.7 Annual Meetings. The annual meetings of the Board shall be held
         ---------------
immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

     3.8 Regular Meetings. Regular meetings of the Board may be held without
         ----------------
notice at such time and place as may be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

     3.9 Special Meetings. Special meetings of the Board may be called by the
         ----------------
Chairman of the Board, the Chief Executive Officer, the President or the Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram, cable, commercial delivery service, telex, facsimile transmission, or electronic means, charges prepaid, sent to such director's business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telegram, cable, commercial delivery service, telex, facsimile transmission, or electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting.

     3.10 Quorum, Action at Meeting, Adjournments. At all meetings of the Board,
          ---------------------------------------
a majority of directors then in office, but in no event less than one-third (1/3) of the entire Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law or by the certificate of incorporation of the corporation.

     3.11 Action Without Meeting. Unless otherwise restricted by the certificate
          ----------------------
of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     3.12 Telephone Meetings. Unless otherwise restricted by the certificate of
          ------------------
incorporation of the corporation or these bylaws, any member of the Board or any committee thereof may participate in a meeting of the Board or of any committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.13 Committees. The Board may, by resolution passed by a majority of the
          ----------
whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation of the corporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution designating such committee or the certificate of incorporation of the corporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and make such reports to the Board as the Board may request. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board.

     3.14 Fees and Compensation of Directors. Unless otherwise restricted by the
          ----------------------------------
certificate of incorporation of the corporation or these bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     3.15 Rights of Inspection. Any director shall have the right to examine the
          --------------------
corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

                                    ARTICLE 4

                                    Officers
                                    --------


     4.1 Officers Designated. The officers of the corporation shall be chosen by
         -------------------
the Board and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. The Board may also choose a Chief Operating Officer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide.

     4.2 Election. The Board at its first meeting after each annual meeting of
         --------
stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by written consent or may be appointed by the Chief Executive Officer pursuant to a delegation of authority from the Board.

     4.3 Tenure. The officers of the corporation shall hold office until their
         ------
successors are chosen and qualify, unless a different term is specified in the vote choosing or appointing such officer, or until such officer's earlier death, resignation, removal or incapacity. Any officer elected or appointed by the Board or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board, at its discretion. Any officer may resign by delivering such officer's written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     4.4 The Chief Executive Officer. Subject to such supervisory powers, if
         ---------------------------
any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

     4.5 The President. The President shall, in the event there be no Chief
         -------------
Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board, the Chairman of the Board, the Chief Executive Officer or these bylaws.

     4.6 The Vice President. The Vice President (or in the event there be more
         ------------------
than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chairman of the Board or these bylaws.

     4.7 The Secretary. The Secretary shall attend all meetings of the Board and
         -------------
the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     4.8 The Assistant Secretary. The Assistant Secretary, or if there be more
         -----------------------
than one, any Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

     4.9 The Chief Financial Officer. The Chief Financial Officer shall have the
         ---------------------------
custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation.

     4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is
          --------------------------------------
appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer.

     4.11 Bond. If required by the Board, any officer shall give the corporation
          ----
a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board, including without limitation a bond for the faithful performance of the duties of such officer's office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer's possession or under such officer's control and belonging to the corporation.

     4.12 Delegation of Authority. The Board may from time to time delegate the
          -----------------------
powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                    ARTICLE 5

                                     Notices
                                     -------

     5.1 Delivery. Whenever, under the provisions of law, or of the certificate
         --------
of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery services, telex, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person's address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

     5.2 Waiver of Notice. Whenever any notice is required to be given under the
         ----------------
provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. In addition to the foregoing, notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals executed under this Section 5.2 shall be filed with the
                                           -----------
corporate records or made a part of the minutes of the meeting.

                                   ARTICLE 6

                                 Indemnification
                                 ---------------

     6.1 Actions Other Than By or in the Right of the Corporation. The
         --------------------------------------------------------
corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     6.2 Actions By or in the Right of the Corporation. The corporation shall
         ---------------------------------------------
indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

     6.3 Success on the Merits. To the extent that any person described in
         ---------------------
Sections 6.1 or 6.2 of this Article 6 has been successful on the merits or
------------    ---         ---------
otherwise in defense of any action, suit or proceeding referred to in said Sections, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     6.4 Specific Authorization. Any indemnification under Sections 6.1 or 6.2
         ----------------------                            ------------    ---
of this Article 6 (unless ordered by a court) shall be made by the corporation
        ---------
only as authorized in the specific case upon a determination that indemnification of any person described in said Sections is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections. Such determination shall be made (1) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the corporation.

     6.5 Advance Payment. Expenses incurred in defending a civil or criminal
         ---------------
action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided for in Section 6.4 of this Article 6 upon receipt of an
                              -----------         ---------
undertaking by or on behalf of any person described in said Section to repay such amount unless it shall ultimately be determined that such person is entitled to indemnification by the corporation as authorized in this Article 6.
                                                                     ---------

     6.6 Non-Exclusivity. The indemnification provided by this Article 6 shall
         ---------------                                       ---------
not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation of the corporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or amendment of any of the provisions of this Article 6 shall not adversely affect
                                           ---------
any right or potential right of any indemnitee existing at the time of such repeal or amendment.

     6.7 Insurance. The Board may authorize, by a vote of the majority of the
         ---------
entire Board, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this
Article 6.
---------

     6.8 Severability. If any word, clause or provision of this Article 6 or any
         ------------                                           ---------
award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

     6.9 Intent of Article. The intent of this Article 6 is to provide for
         -----------------
ndemnification to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware. To the extent that such Section or any successor Section may be amended or supplemented from time to time, this Article
                                                                         -------
6 shall be amended automatically and construed so as to permit indemnification
--
to the fullest extent from time to time permitted by such law.

                                    ARTICLE 7

                                  Capital Stock
                                  -------------

     7.1 Certificates for Shares. The shares of the corporation shall be
         -----------------------
represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

     Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     7.2 Signatures on Certificates. Any or all of the signatures on a
         --------------------------
certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     7.3 Transfer of Stock. Upon surrender to the corporation or the transfer
         -----------------
agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated share, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

     7.4 Registered Stockholders. The corporation shall be entitled to recognize
         -----------------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     7.5 Lost, Stolen or Destroyed Certificates. The Board may direct that a new
         --------------------------------------
certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


                                   ARTICLE 8

                              Certain Transactions
                              --------------------

     8.1 Transactions with Interested Parties. No contract or transaction
         ------------------------------------
between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

     (a) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.

     8.2 Quorum. Common or interested directors may be counted in determining
         ------
the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.


                                   ARTICLE 9

                               General Provisions
                               ------------------

     9.1 Dividends. Dividends upon the capital stock of the corporation, subject
         ---------
to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation.

     9.2 Dividend Reserve. Before payment of any dividend, there may be set
         ----------------
aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     9.3 Checks. All checks or demands for money and notes of the corporation
         ------
shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

     9.4 Corporate Seal. The Board of Directors may, by resolution, adopt a
         --------------
corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board.

     9.5 Fiscal Year. The fiscal year of the corporation shall be fixed by
         -----------
resolution of the Board.

     9.6 Execution of Corporate Contracts and Instruments. The Board, except as
         ------------------------------------------------
otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     9.7 Representation of Shares of Other Corporations. The Chief Executive
         ----------------------------------------------
Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.


                                   ARTICLE 10

                                   Amendments
                                   ----------

     The Board is expressly empowered to adopt, amend or repeal these bylaws; provided, however, that any adoption, amendment or repeal of these bylaws by the
--------  -------
Board shall require the approval of at least sixty-six and two-thirds percent
                                             --------------------------------
(66-2/3%) of the total number of authorized directors (whether or not there
 ------
exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal these bylaws; provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the certificate of incorporation of the corporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of
      --------------------------------  ------
the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholder of any provision of these bylaws.

             SECRETARY'S CERTIFICATE OF ADOPTION OF THE AMENDED AND
                               RESTATED BYLAWS OF

                           XCEL PHARMACEUTICALS, INC.


     I, the undersigned, do hereby certify:

          1. That I am the duly elected and acting Secretary of Xcel Pharmaceuticals, Inc., a Delaware corporation; and

          2. That the foregoing is a full, true and correct copy of the Amended and Restated Bylaws of the corporation as adopted by the Directors of said corporation and effective upon the closing of said corporation's initial public offering of its common stock.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this ___ day of ______, 2002.


                                    --------------------------
                                        John R. Cook
                                         Secretary